As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23111

Miller/Howard Funds Trust
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Annemarie Gilly Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1. Reports to Stockholders.

Miller/Howard Income-Equity Fund

Miller/Howard Drill Bit to Burner Tip® Fund

Semi-Annual Report

April 30, 2017

Advised by MHI Funds, LLC

Table of Contents

1	Income-Equity Fund Shareholder Letter
7	Drill Bit to Burner Tip® Fund Shareholder Letter
13	Expense Example
15	Income-Equity Fund Allocation of Portfolio Investments
16	Income-Equity Fund Schedule of Investments
19	Drill Bit to Burner Tip® Fund Allocation of Portfolio Investments
20	Drill Bit to Burner Tip® Fund Schedule of Investments
22	Statements of Assets and Liabilities
23	Statements of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights
27	Notes to Financial Statements
36	Additional Information
37	Privacy Policy

April 30, 2017 | Semi-Annual Report

Miller/Howard Income-Equity Fund Shareholder Letter
April 30, 2017

Dear Shareholders,

Thank you for investing in the Miller/Howard Income-Equity Fund (the "Fund"). Our goal is to provide our shareholders with a competitive level of income coupled with the potential for capital appreciation. To do this we invest in stocks that we view to exhibit strong dividend prospects and which we believe have the potential to raise those dividends in the future. The Fund applies a rigorous fundamental financial analysis to stock selection. All investments in the Fund are also screened by the Adviser for adherence to various environmental, social, and governance criteria.

Market Summary1

Since the start of the Fund's fiscal year on November 1, 2016 through April 30, 2017, the overall equity market rallied, with the S&P 500 Index gaining +13.3% and the Russell 1000 Index gaining +13.5%. After the surprise election of Donald Trump, the broad market enjoyed the prospects of fewer regulations, lower corporate and individual tax rates, and increased infrastructure spending under the new administration as well as optimism that OPEC's agreement to reduce crude oil production would support crude and natural gas prices. The market rally leveled off during March and April 2017, possibly as the realities of Washington politics were beginning to be felt. Investor optimism tempered seemingly after the decision to pull the first iteration of the new healthcare bill in March, after indications that it wouldn't receive enough votes to pass.

From the beginning of the Fund's fiscal year through the end of February, there was an investor preference for value stocks over growth, but the indices swapped leadership in March and April. The Russell 1000 Growth Index ended the period ahead, with an increase of +15.2%, while the Russell 1000 Value Index returned +11.7%. Dividend income stocks were generally out of favor during the semi-annual period on fears of rising interest rates, with the NASDAQ US Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with historically2 lower yields than our stocks generally), lagging the S&P 500 and Russell 1000 Index, posting a gain of +9.7%. The energy sector diverged from the broad market index (as represented by the S&P 500 Index and the Russell 1000 Index) rally starting in mid-December, and the S&P 1500 Energy Index returned -0.2% for the six-month period. West Texas Intermediate ("WTI") crude oil began the fiscal year at $46.86/bbl and ended the period at $48.97, just +4.5% higher than six months prior. Henry Hub Natural Gas started at $2.79/MMBtu, and closed at $3.17/MMbtu on April 30, 2017, posting an increase of +13.6% over the six-month period. These commodity price gains masked significant volatility in the period.

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

2 Since the Fund's inception on 12/31/15.

April 30, 2017 | Semi-Annual Report 1

Following the OPEC production cut agreement at the end of November, WTI peaked at $54.10, but disappointing inventory reports led to increasing skepticism around the OPEC production cuts. Henry Hub peaked at $3.76/MMbtu in early December, but two months of record warmth in February and March in the northeastern US put downward pressure on prices and demand.

Portfolio Performance

During the period from November 1, 2016 to April 30, 2017, the Fund's Class I shares returned +8.5% on net asset value per share (NAV) and the Fund's Adviser Share Class returned +8.4% based on NAV. The Fund lagged its benchmark, the Russell 1000 Index, which rose +13.5%, with underperformance driven by both individual stock selection and sector allocation.

The broad market rally since the November US elections drove strong performance of higher-beta stocks3 relative to lower-beta stocks, a headwind for performance as the Fund's underweight to higher-beta stocks detracted from relative returns. High-yielding stocks4 performed poorly in the period due to fears of rising interest rates, with the US Federal Reserve raising rates in December 2016 and March 2017 for the second and third time since the 2008 financial crisis. The underperformance of high-yielding stocks generally was also a headwind for our investment process of seeking to invest in stocks that provide a yield greater than the relevant index and which consistently increase their distributions. Our overweight allocation to these stocks relative to the Russell 1000 Index detracted from the Fund's performance.

Two new holdings in the Fund, Pitney Bowes (PBI) and Hanesbrands (HBI), were among the top detractors5 during the semi-annual period. We bought Pitney Bowes, a brand that dates to 1902 and is synonymous with office postage and sorting machines, early in the calendar year. While the legacy mail business continues a steady descent that began with the advent of email, Pitney retains important strengths. It boasts longstanding customer relationships, with 90% of the Fortune 500 as well as 1.5 million small businesses still providing about twice the cash flow needed to cover Pitney's large quarterly dividend. Pitney's real potential resides in management's announced plans to leverage its unparalleled customer base in order to move deeper into e-commerce, information management, and business data intelligence. Pitney stumbled out of the gate on a weak earnings report on February 1, but we understand that turnaround stories often require patience. In January, we bought shares of Hanesbrands, which sells more underwear than anyone in the world through an ultra-low-cost global supply chain, following a +36% boost to its well-covered dividend. Soon after our purchase, shares fell on earnings guidance that came in below industry analysts' expectations. We think the initial market reaction was excessive, and we remain nevertheless enthusiastic holders.

3 High beta stocks are defined as those companies within the Russell 1000 that are in beta quintiles 4 and 5. Beta quintiles are calculated by separating the Russell 1000 Index holdings into five equal groups (lowest being quintile one and highest quintile five) based on each security's beta at the beginning of the stated time period. Beta quintile calculations and returns data are sourced from Bloomberg.

4 High-yielding stocks are defined as those companies within the Russell 1000 that are in dividend deciles six through ten. Dividend deciles are calculated by separating the Russell 1000 Index holdings into ten equal groups (lowest being decile one and highest decile ten) based on each security's yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

5 Contributors and detractors to Fund performance are calculated relative to the Russell 1000 Index using Bloomberg calculations and data. To obtain our methodology for calculating the best- and worst-performing securities, as well as the list of the contribution to performance for each security, please call us at 845.679.9166.

2 Semi-Annual Report | April 30, 2017

Also within the consumer space, L Brands (LB), a retailer of women's apparel and beauty products through the brands Victoria's Secret and Bath & Body Works, was a top detractor from performance. L Brands continues to navigate its transition away from swimwear and apparel toward the more on-trend bralette and athleisure categories. Within the company, Bath & Body Works and PINK have continued to perform well, but Victoria's Secret has continued to face headwinds as the company works to lure shoppers from established competitors in these two new categories of bralettes and athleisure. Management did not declare a dividend increase nor a special dividend earlier in the year. We view management's decision as prudent, and we continue to believe its current dividend is safe.

For much of the semi-annual period, the energy sector dominated the headlines. Initial optimism that the OPEC production cut agreement would support higher commodity prices gave way to skepticism driven by generally disappointing crude inventory reports in the first four months of 2017. Within the energy sector, Genesis Energy (GEL), a midstream Master Limited Partnership6 (MLP) holding, detracted from returns as some segments of its business continued to be weak. We ultimately sold GEL in order to redeploy proceeds into a new opportunity within the energy sector because we believe it may take several quarters to see improvement for Genesis.

In our investment process, the fundamental question our team seeks to answer is not, 'Will this meet a conventional notion of what a dividend stock should look like?' but instead, 'Is the dividend safe, and will it grow?' This approach, we feel, has helped us avoid the softness seen in traditional dividend sectors since last summer. Utilities, real estate investment trusts ("REITs"), energy pipelines, pharmaceuticals, and consumer staples are dividend-rich sectors, but they're far from the only source for quality dividend stocks. A dividend strategy limited to those sectors will suffer from needless sector concentration and an overly tight correlation to long-term bonds. For us, a dividend stock is any stock from any sector that provides high and rising income, as well as good prospects, underpinned by financial health.

The technology sector is a prime example of breaking through the traditional "dividend sector" style box in our pursuit of quality companies generating stable dividends. Does anyone really believe we can live without our portable wireless devices anymore? Much of the investment community still doesn't consider mature tech to be a place to find good, stable, income-producing companies. We do, and it's an anomaly we'll continue to pursue. This diversification has been rewarded, and during the semi-annual period, the Fund's returns were led by information technology (IT) names Cisco (CSCO), Microchip Technology (MCHP), and Western Digital (WDC). However, offsetting gains in IT was semiconductor and telecommunications equipment maker Qualcomm (QCOM), the top detractor. Despite beating earnings per share ("EPS") estimates and increasing its dividend, the company missed revenue expectations and is facing headwinds from Apple's patent lawsuits and the Federal Trade Commission's antitrust complaint.

Strong performance from the real estate sector also lifted portfolio returns. In particular, Digital Realty Trust (DLR), a datacenter REIT, benefited from positive market sentiment. The company increased its quarterly dividend by +5.7% in March, and reported two quarters with better than estimated funds-from-operations (a figure used by REITs to measure cash flow from their operations); we trimmed DLR on strength early in the year. After the election of Donald Trump,

6 Master Limited Partnerships, or MLPs, are publicly traded limited partnerships that must receive income from qualified sources, including real estate or natural resources.

April 30, 2017 | Semi-Annual Report 3

the healthcare sector jumped, and pharmaceuticals company AbbVie (ABBV) rose nearly +15% in the first 10 days of November. AbbVie was a top contributor to returns in the semi-annual period, and we trimmed on strength in order to take profits after a strong end to 2016.

Dividend growth is important to this portfolio because as income rises, an investor may expect the asset's price to increase commensurately (though other factors may enter into this equation in the short term). Thus we seek companies that not only have been paying high dividends or distributions but that also appear likely, in our view, to increase dividends in the future. During the reporting period, 60% of our stocks declared dividend increases, with individual increases averaging about +4% growth year-over-year, excluding special dividends, on an unweighted basis.

Looking Ahead

In the wake of the healthcare reform bill's initial failure in March, political pundits suggested that the administration's ability to move its agenda forward now requires a decision to either shift closer to the so-called Freedom Caucus of fiscal conservatives, or instead to the left in order to gain support from Democrats. It's also not yet clear how the administration will execute on comprehensive tax reform and/or infrastructure spending, which is estimated to be worth up to $1 trillion.

The current Washington debates are a mixed bag for our diversified strategy. Less regulation and rising interest rates could help financials stocks, but the final legislation for healthcare reform could negatively impact pharmaceutical stocks. Income tax reform could lessen the relative attractiveness of REITs, but could also improve after-tax returns of domestic companies and the cash available to pay dividends for multinationals. Regardless, we still think that what matters most in the Fund's portfolio is reliable income generation, and growth of that income over time. Until we gain more clarity, we continue to look for higher yields and cash flows and safer balance sheets.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

4 Semi-Annual Report | April 30, 2017

Important Disclosures

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard Income-Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of market capitalization of the US market.

The Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

April 30, 2017 | Semi-Annual Report 5

The NASDAQ US Broad Dividend Achiever Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

The S&P Composite 1500 Energy Total Return Index ("S&P 1500 Energy Index") comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS energy sector. The S&P Composite 1500 combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the US market capitalization.

The Standard and Poor's 500 Index is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

One cannot invest directly in an index.

6 Semi-Annual Report | April 30, 2017

Miller/Howard Drill Bit to Burner Tip® Fund Shareholder Letter
April 30, 2017

Dear Shareholders,

Thank you for investing in the Miller/Howard Drill Bit to Burner Tip Fund® (the "Fund"). Our goal is to provide our shareholders with positive risk-adjusted total return while maintaining comprehensive exposure to the North American shale energy renaissance. We invest in stocks that we believe to be leaders in their respective niches across the energy value chain, that appear to us to possess underappreciated value-generating assets, and/or that face sentimental headwinds despite sturdy underlying fundamentals.

The portfolio remains rooted in a belief that the North American shale energy revolution is, first and foremost, a technological revolution. As a consequence, the primary long-term beneficiaries of these developments will include not only traditional participants, such as those engaged in the production and transportation of oil and gas, but those facilitating the growth of the industry or providing products and services that could benefit from rising production and consumption of US-sourced oil and natural gas. While the Fund's investments include companies engaged in the natural gas, oil, natural gas liquids, and refined fuel products industries, there is a special emphasis on natural gas, the cleanest burning fossil fuel, which is abundant and inexpensive to produce in the United States. As a consequence of these qualities, demand for natural gas is generally expected to rise over coming decades.

Market Summary1

To start this semi-annual period, November offered a significant quantity of news – bookended by the surprise election of Donald Trump and the better-than-expected OPEC agreement to reduce crude oil production. In between, the Wall Street Journal reported that the US became a net exporter of natural gas for the first time in decades. The EIA announced that US oil production, which had been in decline for 18 months, appeared to be stabilizing, and that US natural gas demand grew steadily relative to a year prior, with impressive gains in industrial and commercial demand.

The S&P 500 rallied 13.3% since the start of the Fund's fiscal year on November 1, 2016 through April 30, 2017. The broad market enjoyed the prospects of fewer regulations, lower corporate and individual tax rates, and increased infrastructure spending under the new administration. The broad market rally leveled off during March and April as the realities of Washington politics began to be felt, and investor optimism tempered after the decision to pull the first iteration of the new healthcare bill in March amid indications that it wouldn't receive enough votes to pass.

The energy sector diverged from the broad market rally in mid-December. While the S&P 1500 Energy Index gained +13.1% in the five weeks following the election, it reversed course from

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

April 30, 2017 | Semi-Annual Report 7

mid-December through April 2017, falling -12.7%. West Texas Intermediate ("WTI") crude oil began the fiscal year at $46.86/bbl on November 1, 2016 and Henry Hub Natural Gas at $2.79/MMBtu. Following the OPEC production cut agreement, WTI peaked at $54.10 and stayed within a range of $48 to $54 through early March. WTI price volatility increased in March and April, as disappointing inventory reports led to increasing skepticism around the OPEC cuts. WTI ended the period at $49.33, just 5.3% higher than six months prior. Henry Hub Natural Gas fared better, closing at $3.17/MMbtu on April 30, 2017, posting an increase of 13.4% over the six month period, but it was a bumpy ride. Henry Hub peaked at $3.76/MMbtu in early December, but two months of record warmth in February and March in the northeastern US put downward pressure on natural gas prices from the December peak.

US oil and gas drilling activity rebounded strongly in response to improving sentiment that both commodities would see firmer prices. The US natural gas rig count jumped from 114 as of October 31, 2016 to 171 at the end of April 2017, a gain of 50.0%. The US crude oil rig count also rose from 441 at the end of October to 697 at the end of April, a 58.0% gain in the active rig count.

Portfolio Performance

For the Fund's fiscal semi-annual period from November 1, 2016 to April 30, 2017, the Fund's Class I shares and Adviser Share Class net asset value increased +2.7%. This compares favorably to the S&P 1500 Energy Index, which fell -0.2%. Relative to the S&P 1500 Energy Index, the Fund's relative performance was driven by both individual stock selection and tactical sector allocation. However, the Fund lagged its blended benchmark 2, which rose 7.2%. In a period when traditional energy stocks lagged the broad market, the Fund's relative returns versus the custom benchmark were primarily driven by an overweight to the underperforming upstream producers bucket and an underweight to the outperforming enablers & beneficiaries bucket. Stock selection within the enablers & beneficiaries bucket also detracted from Fund performance relative to the custom benchmark. Oilfield service and equipment providers were overrepresented in this bucket of the Fund and relative to the S&P 500, which is the component of the custom benchmark meant to proxy the enablers & beneficiaries bucket, and these equities lagged due to significant headwinds related to weak energy commodity prices.

Having failed to bring shale oil to its knees with its policy of aggressive production increases and bearish rhetoric in 2014–2015, OPEC spent much of 2016 trying to find common ground among its members in order to restore the cartel to its prior function of supporting prices during times of oversupply by cutting production. This process ultimately led to the supply cut agreement that was reached last fall and began on January 1st of this year. We positioned the portfolio in anticipation of a modest OPEC production cut, which we believed made strategic sense for OPEC members.

Much of the Fund's positive performance was booked in November-December 2016, benefiting from the broad market rally after the US election and positive sentiment after the OPEC agreement was announced. The Fund's returns were led by upstream oil producers operating in the Permian Basin and midstream pipeline and processing companies that are poised to benefit from increasing volumes. Several midstream natural gas liquids processors rose on anticipated better margins in their businesses that extract ethane and propane from the raw natural gas stream. Enabler holding MRC Global was a top contributor, as it is expected to benefit from improved energy capital expenditures across upstream, midstream, and

2 Blended Benchmark – see Important Disclosures and Risks – pages 11 & 12

8 Semi-Annual Report | April 30, 2017

downstream. Fueling station operator Murphy USA, which derives 20% of profits from ethanol tax credits, detracted from returns; we sold the stock on risks that the tax credits would be reapportioned under the new administration.

However, oil and natural gas-focused upstream producers reversed course and were among the top detractors in early 2017. These upstream stocks lagged, driven by record warmth in the northeastern US that negatively impacted demand as well as weak oil futures contract pricing as the oil curve neared backwardation, and as production costs began to rise. Two upstream stocks, Range Resources, which reported higher-than-expected capex guidance, and PDC Energy, which cited service cost inflation when increasing estimated well costs, detracted from performance.

Beneficiary petrochemical companies, Westlake Chemical and Dow Chemical, contributed to returns in early 2017, as ethane cracking economics improved significantly due to flat oil prices and a collapse in natural gas prices. Petrochemical manufacturing in the US is experiencing a renaissance due to cheap and ample shale gas, which serves as a feedstock for the precursor to virtually all plastics. In 2017 and 2018, domestic petrochemical manufacturing capacity is expected to grow 25%, as multi-year construction projects finally enter service. These facilities seem likely to create significant demand for natural gas and natural gas liquids, which are price-advantaged in the US, and 90% of the cost of manufacturing petrochemicals is tied to these inputs. Westlake Chemical's Q4 results beat expectations, and the company should continue to benefit from solid ethylene/polyethylene and chlor-alkali fundamentals. Dow Chemical benefited from its expansion projects and continued progress on its merger with DuPont, which is expected to yield $3 billion in synergies.

From a portfolio positioning perspective, we maintain our quality bias among upstream producers and midstream transportation companies, favoring companies that we believe have low breakeven costs and strong balance sheets. The portfolio remains weighted toward companies benefitting from higher prices and production volumes in anticipation that the OPEC production cut is successful. Prior to the OPEC agreement, we increased the allocation to upstream producers to its highest level in over two years. We subsequently took profits and reduced the overweight going into 2017. We also increased the midstream pipeline allocation through the semi-annual period; it remains the largest overweight relative to an equally-weighted allocation across the four investment buckets. We also widened our underweight to downstream utilities. These more defensive natural gas and electric utilities generally have a lower level of overall correlation to energy prices and a higher sensitivity to rising interest rates, and they generally benefit from lower commodity prices that incentivize greater consumption.

From a thematic perspective, we also increased our weight in companies with exposure to liquefied natural gas (LNG) exports. In our view, it is becoming increasingly likely that more LNG exports and North American gas production will be a central aspect of Trump fulfilling his pledge to narrow the trade deficit and create jobs, accomplished by compelling countries to buy more US natural gas. We believe that today's major LNG-importers (China, India, Korea, Japan) would favor US LNG supplies if Secretary of State Rex Tillerson suggests that they could avert a trade war by importing LNG from the US, which offers gas for roughly the same delivered price as other global suppliers. There are five LNG export facilities that are currently under construction and another 18 potential projects in various stages of permitting and financing. At present, about 90% of the capacity of the first five facilities is sold out under 20-year take-or-pay agreements. The Fund is invested in five of the six initial LNG export facilities via Kinder

April 30, 2017 | Semi-Annual Report 9

Morgan (KMI), Dominion Resources (D), Sempra Energy (SRE), and Cheniere (LNG); the sixth facility is financed by private equity.

Looking Ahead

The crude oil price outlook remains primarily dependent upon whether OPEC decides to maintain and comply with its production cuts in the second half of 2017. If members fail to reach an agreement at the end of May and return to a strategy of market share maximization, it's not hard to envision spot prices retesting 2016 lows. Alternatively, if the agreement is extended and compliance improves, barring a recession, we expect large inventory drawdowns and firmer crude prices. In the event the OPEC deal falls apart, our broad investment universe provides the opportunity to shift the Fund's orientation toward beneficiary-type companies, downstream energy suppliers, and natural gas-oriented drillers and pipeline companies that are independent of and/or benefit from lower crude prices.

In the second half of this year, we also eagerly await signs that the Trump administration may seek to pursue LNG agreements as a tool to apply a more assertive trade policy, and also to advance ongoing development of electric vehicles, an underappreciated source of increasing gas demand in future years.

With the fate of oil so intrinsically tied to an unpredictable political agreement among highly opaque Middle Eastern governments, we remain cautious over oil prices as we go into the second half of 2017. Likewise, 2018 could see a significant return of shale oil volumes or the prospect of a recession, further clouding the structural oil price outlook in the intermediate term. For these reasons, we strongly prefer this portfolio's thematic orientation toward secular demand growth for natural gas, energy consumers, volume-oriented pipelines, and enablers as opposed to oil producers.

Over the long term, it remains our view that US shale will continue to play a major role in the world's future energy equation. The Fund's investments are exposed to the North American shale energy revolution through companies that may benefit from exposure to a supply source that will remain critical in providing for global energy needs for years to come.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

10 Semi-Annual Report | April 30, 2017

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard Drill Bit to Burner Tip® Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: The Fund's focus on the securities that are the beneficiaries of the North American energy value chain presents more risk than if it were more broadly diversified over additional industries and sectors of the economy.

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than is customarily associated with larger, more established companies.

The Fund may invest in energy companies and energy producers, including pipeline and gas distribution companies. General risks of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk and reduced demand.

The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs. An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law could affect the treatment of distributions, including (but limited to) ordinary income, capital gains or return of capital.

The S&P Composite 1500 Energy Total Return Index ("S&P 1500 Energy Index") comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS energy sector. The S&P Composite 1500 combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the US market capitalization.

The Blended Benchmark is a static custom benchmark comprised of four equal parts, representing the four categories of the North American Value Chain: Upstream, Midstream,

April 30, 2017 | Semi-Annual Report 11

Downstream, and Enablers. The Blended Benchmark was created and chosen for comparison as it is a representation of the manner in which the fund is managed, utilizing companies from each of the four categories. Note that the fund assets are not typically equal weighted amongst the four categories. The Blended Benchmark is made up of 25% ISE-Revere Natural Gas Index (Upstream), and 25% Alerian MLP Index (Midstream), 25% S&P 500 Utilities Index (Downstream), and 25% S&P 500 Index (Enablers).

ISE-Revere Natural Gas Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas.

Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships (MLPs).

S&P 500 Utilities Index is an unmanaged, market value-weighted total return index of all utility stocks in the S&P 500 Index.

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

One cannot invest directly in an index.

12 Semi-Annual Report | April 30, 2017

Miller/Howard Funds Trust

Expense Example
April 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2016 to April 30, 2017.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 30, 2017 | Semi-Annual Report 13

	Beginning Account Value (11/01/16)	Ending Account Value (04/30/17)	Expenses Paid During Period(1) (11/01/16 to 04/30/17)	Net Annualized Expense Ratio
Miller/Howard Income-Equity Fund
Class I Actual	$1,000.00	$1,084.80	$5.17	1.00%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Adviser Share Class Actual	$1,000.00	$1,084.20	$6.46	1.25%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Miller/Howard Drill Bit to Burner Tip® Fund
Class I Actual	$1,000.00	$1,027.20	$6.53	1.30%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Adviser Share Class Actual	$1,000.00	$1,026.70	$7.79	1.55%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days (the number of days in the most recent period)/365 days (to reflect the period), for Class I and Adviser Share Class.

14 Semi-Annual Report | April 30, 2017

Miller/Howard Income-Equity Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Total Investments)
April 30, 2017
(unaudited)

See accompanying Notes to Financial Statements | April 30, 2017 | Semi-Annual Report 15

Miller/Howard Income-Equity Fund

Schedule of Investments
April 30, 2017
(unaudited)

	Shares	Fair Value
Common Stock – 75.2%
Computer & Office Equipment – 1.3%
International Business Machines Corp.	7,359	$1,179,574
Computer Peripheral Equipment – 4.2%
Cisco Systems, Inc.	107,111	3,649,272
Computer Storage Devices – 1.7%
Western Digital Corp.	16,353	1,456,562
Eating Places – 1.8%
Cracker Barrel Old Country Store, Inc.	10,016	1,604,463
Leather & Leather Products – 2.6%
Coach, Inc.	57,542	2,266,579
Manufacturing Industries – 2.3%
Johnson Controls International plc (Ireland)	48,139	2,001,138
Miscellaneous Industrial & Commercial Machinery & Equipment – 2.0%
Eaton Corporation plc (Ireland)	22,894	1,731,702
National Commerical Banks – 7.7%
Bank of Montreal (Canada)	18,295	1,296,201
BB&T Corporation	59,177	2,555,263
PacWest Bancorp	21,361	1,055,020
The Toronto-Dominion Bank (Canada)	38,225	1,800,015
		6,706,499
Natural Gas Distribution – 2.7%
Enbridge Inc.	57,542	2,385,116
Natural Gas Transmission – 4.2%
National Grid plc ADR	28,720	1,863,066
Williams Companies Inc.	60,403	1,850,144
		3,713,210
Office Machine – 1.7%
Pitney Bowes Inc.	109,360	1,453,394
Paper Mills – 2.0%
International Paper Company	31,737	1,712,846
Pharmaceutical Preparations – 14.5%
Abbott Laboratories	42,313	1,846,539
AbbVie, Inc.	28,413	1,873,553
GlaxoSmithKline plc ADR	55,600	2,274,040
Johnson & Johnson	17,170	2,119,980
Merck & Co., Inc.	43,539	2,713,786
Pfizer Inc.	55,395	1,878,998
		12,706,896
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers – 2.2%
LyondellBasell Industries N.V. (Netherlands)	22,587	1,914,474
Pulp Mills – 1.6%
Domtar Corporation	34,942	1,385,450
Radio & Television Broadcasting and Communications Equipment – 2.7%
Qualcomm Incorporated	43,437	2,334,304

16 Semi-Annual Report | April 30, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)
April 30, 2017
(unaudited)

	Shares	Fair Value
Radiotelephone Communications – 2.5%
Vodafone Group plc ADR	84,013	$2,200,301
Retail Apparel – 1.9%
Hanesbrands Inc.	75,427	1,645,063
Security & Commodity Exchanges – 2.0%
CME Group Inc.	15,229	1,769,458
Semiconductors & Related Devices – 4.3%
Microchip Technology Incorporated	25,449	1,923,436
Taiwan Semiconductor Manufacturing Company Ltd. ADR	55,804	1,845,438
		3,768,874
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics – 1.9%
The Procter & Gamble Company	19,215	1,678,046
Telephone Communications (No Radiotelephone) – 4.5%
AT&T Inc.	61,528	2,438,355
BCE Inc. (Canada)	15,229	693,986
Verizon Communications Inc.	18,397	844,606
		3,976,947
Trucking & Courier Services (No Air) – 1.7%
United Parcel Service, Inc.	14,002	1,504,655
Women's Clothing Stores – 1.2%
L Brands, Inc.	20,645	1,090,262
Total Common Stock (Cost $62,004,972)		65,835,085
Master Limited Partnerships – 9.2%
Natural Gas Transmission – 6.4%
Enterprise Products Partners L.P.	105,680	2,887,178
MPLX LP	76,961	2,711,336
		5,598,514
Pipelines – 2.8%
Magellan Midstream Partners, L.P.	33,217	2,468,023
Total Master Limited Partnerships (Cost $6,836,941)		8,066,537
Real Estate Investment Trusts (REITs) – 12.4%
Crown Castle International Corp.	27,902	2,639,529
Digital Realty Trust, Inc.	16,251	1,866,265
DuPont Fabros Technology, Inc.	19,726	1,016,875
Lamar Advertising Company	22,792	1,642,619
Welltower Inc.	13,082	934,578
Weyerhaeuser Company	80,742	2,734,732
Total Real Estate Investment Trusts (REITs) (Cost $9,422,604)		10,834,598

See accompanying Notes to Financial Statements | April 30, 2017 | Semi-Annual Report 17

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)
April 30, 2017
(unaudited)

	Shares	Fair Value
Short-Term Investments – 5.7%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 0.61%(1)	4,973,098	4,973,098
Total Short-Term Investments (Cost $4,973,098)		4,973,098
Total Investments – 102.5% (cost $83,237,615)		89,709,318
Other Assets and Liabilities – (2.5)%		(2,190,064)
Total Net Assets Applicable to Common Stockholders – 100.0%		$87,519,254

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt

(1)  Rate indicated is the current yield as of April 30, 2017.

18 Semi-Annual Report | April 30, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
April 30, 2017
(unaudited)

See accompanying Notes to Financial Statements | April 30, 2017 | Semi-Annual Report 19

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments
April 30, 2017
(unaudited)

	Shares	Fair Value
Common Stock – 84.2%
Crude Petroleum – 12.6%
Callon Petroleum Company	18,613	$220,378
Energen Corporation	3,514	182,693
PDC Energy Inc.	2,841	156,909
Pioneer Natural Resources Company	1,177	203,609
		763,589
Electric Services – 7.0%
Dominion Resources, Inc.	1,250	96,787
NextEra Energy, Inc.	980	130,889
OGE Energy Corp.	5,687	197,794
		425,470
Gas & Other Services Combined – 2.7%
Sempra Energy	1,436	162,297
Industrial Machinery & Equipment – 2.6%
MRC Global Inc.	8,675	158,145
Industrial Organic Chemicals – 1.9%
Westlake Chemical Corporation	1,890	117,653
Natural Gas – 11.5%
Anadarko Petroleum Corporation	2,540	144,831
Cabot Oil & Gas Corporation	11,153	259,196
Range Resources Corporation	4,510	119,470
Rice Energy Inc.	8,138	173,258
		696,755
Natural Gas Distribution – 7.5%
Cheniere Energy, Inc.	4,487	203,485
National Fuel Gas Company	1,740	96,361
New Jersey Resources Corp.	3,808	153,653
		453,499
Natural Gas Transmission – 8.5%
Chesapeake Utilities Corporation	1,471	107,824
EQT Corporation	2,237	130,059
Kinder Morgan, Inc.	9,118	188,104
Williams Companies Inc.	2,990	91,584
		517,571
Oil & Gas Field Machinery & Equipment – 1.7%
Forum Energy Technologies, Inc.	6,068	102,549
Oil & Gas Field Services – 9.2%
Baker Hughes, Inc.	3,654	216,938
Core Laboratories N.V. (Netherlands)	1,079	119,575
Schlumberger Ltd N.V. (Curacao)	1,838	133,420
Targa Resources Corp.	1,642	90,523
		560,456
Petroleum Refining – 2.0%
Marathon Petroleum Corporation	2,427	123,631

20 Semi-Annual Report | April 30, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments (continued)
April 30, 2017
(unaudited)

	Shares	Fair Value
Pipelines – 6.6%
Pembina Pipeline Corp (Canada)	7,721	$246,146
TransCanada Corp	3,285	152,555
		398,701
Plastic Material, Synth Resin/Rubber, Cellulose (No Glass) – 2.7%
Sealed Air Corporation	3,762	165,603
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers – 4.2%
The Dow Chemical Company	4,044	253,963
Refuse Systems – 2.2%
Waste Management, Inc.	1,838	133,770
Water Supply – 1.3%
Aqua America, Inc.	2,476	81,931
Total Common Stock (Cost $5,074,224)		5,115,583
Master Limited Partnerships – 14.3%
Liquefied Petroleum Gas Dealers – 3.9%
Suburban Propane Partners, L.P.	9,126	234,995
Natural Gas Transmission – 5.1%
Antero Midstream Partners, LP	5,245	178,435
Boardwalk Pipeline Partners, LP	7,206	130,717
		309,152
Pipelines – 5.3%
Energy Transfer Partners, L.P.	6,765	161,954
Tesoro Logistics LP	2,922	160,301
		322,255
Total Master Limited Partnerships (Cost $814,645)		866,402
Short-Term Investments: 1.5%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 0.61%(1)	88,420	88,420
Total Short-Term Investments (Cost $88,420)		88,420
Total Investments – 100.0% (cost $5,977,289)		6,070,405
Other Assets and Liabilities – 0.0%		2,660
Total Net Assets Applicable to Common Stockholders – 100.0%		$6,073,065

Note: Percentages indicated are based on the net assets of the Fund.

(1)  Rate indicated is the current yield as of April 30, 2017.

See accompanying Notes to Financial Statements | April 30, 2017 | Semi-Annual Report 21

Miller/Howard Funds Trust

Statements of Assets and Liabilities
April 30, 2017 (unaudited)

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Assets:
Investments in securities, at value(1)	$89,709,318	$6,070,405
Cash	12,191	1,125
Receivable from Adviser, net	–	12,017
Receivable for Fund shares sold	401,393	–
Receivable for investments sold	418,859	–
Dividends and interest receivable	192,014	12,395
Other assets	37,024	28,702
Total Assets	90,770,799	6,124,644
Liabilities:
Payable for Fund shares redeemed	2,261	–
Payable for investments purchased	3,119,869	–
Payable to Adviser, net	25,124	–
Accrued administration expense	17,430	13,272
Accrued Trustee fees	11,740	2,316
Other liabilities	75,121	35,991
Total Liabilities	3,251,545	51,579
Net Assets	$87,519,254	$6,073,065
Net Assets consist of:
Paid-in capital	$80,022,648	$5,770,686
Accumulated undistributed (overdistributed) net investment income	(203,082)	284
Accumulated net realized gain (loss) on investments	1,228,491	208,990
Net unrealized appreciation (depreciation) on investments	6,471,197	93,105
Net Assets	$87,519,254	$6,073,065
Class I
Net assets applicable to outstanding shares	$87,089,181	$5,580,964
Shares of beneficial interest outstanding, no par value, unlimited authorization	7,959,448	495,164
Net asset value per share outstanding	$10.94	$11.27
Adviser Share Class
Net assets applicable to outstanding shares	$430,073	$492,101
Shares of beneficial interest outstanding, no par value, unlimited authorization	39,360	43,753
Net asset value per share outstanding	$10.93	$11.25
(1) Investment in securities, at cost	$83,237,615	$5,977,289

22 Semi-Annual Report | April 30, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statements of Operations (unaudited)
For the Period November 1, 2016 through April 30, 2017

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Investment Income:
Dividend income (net of $17,599 and $1,440 foreign withholding tax, respectively)	$1,375,734	$40,433
Interest income	6,757	498
Total Investment Income	1,382,491	40,931
Expenses:
Advisory fees	291,951	29,604
Professional fees	92,245	18,465
Administration fees	58,108	41,511
Transfer agent fees and expenses	32,959	20,805
Trustees' fees and expenses	24,246	1,486
Shareholder reporting expenses	18,360	2,794
Custodian fees and expenses	8,794	5,716
Registration expenses	4,554	488
Distribution fees – Adviser Share Class	491	394
Miscellaneous	35,181	18,975
Total Expenses	566,889	140,238
Management fee waivers and/or expense reimbursements by Adviser	(177,129)	(101,359)
Net expenses	389,760	38,879
Net Investment Income	992,731	2,052
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,249,258	201,312
Net change in unrealized appreciation (depreciation)	3,754,748	(78,723)
Net realized and unrealized gain (loss) on investments	5,004,006	122,589
Net Increase (Decrease) in Net Assets resulting from Operations	$5,996,737	$124,641

See accompanying Notes to Financial Statements | April 30, 2017 | Semi-Annual Report 23

Miller/Howard Funds Trust

Statements of Changes in Net Assets

	Miller/Howard Income-Equity Fund		Miller/Howard Drill Bit to Burner Tip® Fund
	For the Period from November 1, 2016 through April 30, 2017	For the Period from December 31, 2015(1) through October 31, 2016	For the Period from November 1, 2016 through April 30, 2017	For the Period from December 31, 2015(1) through October 31, 2016
	(unaudited)		(unaudited)
From Operations:
Net investment income	$992,731	$651,821	$2,052	$10,965
Net realized gain (loss)	1,249,258	997,353	201,312	300,129
Net change in unrealized appreciation (depreciation)	3,754,748	2,716,449	(78,723)	171,828
Net increase (decrease) in net assets resulting from operations	5,996,737	4,365,623	124,641	482,922
Dividends and Distributions to Shareholders from:
Net investment income
Class I	(1,190,107)	(836,952)	(12,734)	–
Adviser Share Class	(5,706)	(1,236)	–	–
Realized gains
Class I	(826,765)	–	(282,009)	–
Adviser Share Class	(4,988)	–	(10,441)	–
Total dividends and distributions to shareholders	(2,027,566)	(838,188)	(305,184)	–
Capital share transactions (Note 6)
Proceeds from sale of shares	20,864,290	73,667,469	721,627	4,870,851
Dividends and distributions reinvested	2,027,566	838,188	305,184	–
Cost of shares redeemed	(5,457,283)	(11,967,582)	(74,098)	(102,878)
Net increase (decrease) in net assets resulting from capital share transactions	17,434,573	62,538,075	952,713	4,767,973
Net increase (decrease) in net assets	21,403,744	66,065,510	772,170	5,250,895
Net Assets:
Beginning of period	66,115,510	50,000	5,300,895	50,000
End of period	$87,519,254	$66,115,510	$6,073,065	$5,300,895
Accumulated undistributed (overdistributed) net investment income, end of period	$(203,082)	$–	$284	$10,966

(1) Commencement of operations.

24 Semi-Annual Report | April 30, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Income Equity Fund
	Class I		Adviser Share Class
	Period from November 1, 2016 through April 30, 2017	Period from December 31, 2015(1) through October 31, 2016	Period from November 1, 2016 through April 30, 2017	Period from December 31, 2015(1) through October 31, 2016
	(unaudited)		(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$10.35	$10.00	$10.33	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.14	0.14	0.11	0.11
Net realized and unrealized gains (losses)	0.73	0.35	0.75	0.35
Total from investment operations	0.87	0.49	0.86	0.46
Dividends and distributions
Net investment income	(0.16)	(0.14)	(0.14)	(0.13)
Net realized gain	(0.12)	–	(0.12)	–
Total dividends and distributions	(0.28)	(0.14)	(0.26)	(0.13)
Net asset value, end of period	$10.94	$10.35	$10.93	$10.33
Total investment return(4)(6)	8.48%	4.87%	8.42%	4.53%
Supplemental Data and Ratios
Net assets, end of period (000's)	$87,089	$65,892	$430	$224
Ratio of expenses to average net assets, before waiver(5)	1.45%	2.08%	1.70%	28.42%
Ratio of expenses to average net assets, after waiver(5)	1.00%	1.00%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets, before waiver(5)	2.10%	0.59%	1.67%	(25.88)%
Ratio of net investment income (loss) to average net assets, after waiver(5)	2.55%	1.67%	2.12%	1.29%
Portfolio turnover rate(6)(7)	18%	38%	18%	38%

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Total investment return assumes the reinvestment of dividends and distributions.

(5)  Annualized.

(6)  Not annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements | April 30, 2017 | Semi-Annual Report 25

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Drill Bit to Burner Tip® Fund
	Class I		Adviser Share Class
	Period from November 1, 2016 through April 30, 2017	Period from December 31, 2015(1) through October 31, 2016	Period from November 1, 2016 through April 30, 2017	Period from December 31, 2015(1) through October 31, 2016
	(unaudited)		(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.57	$10.00	$11.53	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.00 (4)	0.04	(0.01)	0.02
Net realized and unrealized gains (losses)	0.34	1.53	0.34	1.51
Total from investment operations	0.34	1.57	0.33	1.53
Dividends and distributions
Net investment income	(0.03)	–	–	–
Net realized gain	(0.61)	–	(0.61)	–
Total dividends and distributions	(0.64)	–	(0.61)	–
Net asset value, end of period	$11.27	$11.57	$11.25	$11.53
Total investment return(5)(7)	2.72%	15.70%	2.67%	15.30%
Supplemental Data and Ratios
Net assets, end of period (000's)	$5,581	$5,187	$492	$114
Ratio of expenses to average net assets, before waiver(6)	4.74%	11.17%	4.77%	13.13%
Ratio of expenses to average net assets, after waiver(6)	1.30%	1.30%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets, before waiver(6)	(3.36)%	(9.45)%	(3.33)%	(11.36)%
Ratio of net investment income (loss) to average net assets, after waiver(6)	0.08%	0.42%	(0.11)%	0.22%
Portfolio turnover rate(7)(8)	54%	56%	54%	56%

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Represents investment income of less than $0.01 per share.

(5)  Total investment return assumes the reinvestment of dividends and distributions.

(6)  Annualized.

(7)  Not annualized.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

26 Semi-Annual Report | April 30, 2017 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Notes to Financial Statements
April 30, 2017
(unaudited)

1. Organization

Miller/Howard Funds Trust ("Trust") was formed as a Delaware statutory trust on November 23, 2015, and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Trust consists of two series, the Miller/Howard Income-Equity Fund ("Income-Equity Fund") and the Miller/Howard Drill Bit to Burner Tip® Fund ("Drill Bit to Burner Tip® Fund"). Each series of the Trust is a separate investment portfolio and may be referred to herein individually as a "Fund," or together as the "Funds." The Funds are managed by MHI Funds, LLC ("MHI LLC" or the "Adviser"). The Funds commenced operations on December 31, 2015.

The primary investment objective of the Income-Equity Fund is to seek current income, and, secondarily, long-term total return. The Income-Equity Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Income-Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend or distribution paying equity securities.

The investment objective of the Drill Bit to Burner Tip® Fund is capital appreciation with income as a secondary objective. Under normal circumstances, the Drill Bit to Burner Tip® Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that seek to participate in all phases of the North American energy value chain.

The Trust offers two classes of shares of each Fund: Class I and Adviser Share Class. Neither class has a front-end sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees ("Board").

April 30, 2017 | Semi-Annual Report 27

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the current bid and asked price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mean between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options). Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are

28 Semi-Annual Report | April 30, 2017

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of April 30, 2017, the Funds' assets carried at fair value were classified as follows:

Income-Equity Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$65,835,085	$65,835,085	$–	$–
Master Limited Partnerships	8,066,537	8,066,537	–	–
Real Estate Investment Trusts	10,834,598	10,834,598	–	–
Short-Term Investment(b)	4,973,098	4,973,098	–	–
Total Investments in Securities	$89,709,318	$89,709,318	$–	$–
Drill Bit to Burner Tip® Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$5,115,583	$5,115,583	$–	$–
Master Limited Partnerships	866,402	866,402	–	–
Short-Term Investment(b)	88,420	88,420	–	–
Total Investments in Securities	$6,070,405	$6,070,405	$–	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at April 30, 2017.

The Funds did not hold any Level 2 or Level 3 securities during the period ended April 30, 2017.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income

April 30, 2017 | Semi-Annual Report 29

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

The Funds may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Funds may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Funds record the character of distributions received from REITs and MLPs during the period based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and realized and unrealized gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class to the net assets of that Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets.

F. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

G. Dividends and Distributions to Shareholders

The Income-Equity Fund intends to make regular cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to shareholders. Both Funds intend to make annual distributions of their "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Funds will pay common shareholders annually, at least 90% of their investment company taxable income. Various factors will affect the level of each Fund's investment company taxable income, such as its asset mix. As a result, the distributions paid by the Income-Equity Fund for any particular period may be more or less than the amount of income actually earned by the Income-Equity Fund during that period. The tax composition of the Funds' distributions for each calendar year will be determined subsequent to October 31.

30 Semi-Annual Report | April 30, 2017

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of dividends; however, net investment income, net realized gains and losses, and net assets are not affected.

H. Federal Income Taxation

Each Fund will elect to be treated as, and to qualify each year for, special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its net capital gain. Each Fund intends to distribute at least annually, substantially all of such income and gain. If each Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

I. Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.

J. New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

3. Agreements and Related Party Transactions

The Trust has entered into an investment advisory agreement with the Adviser. Under the terms of the agreement, each Fund pays the Adviser a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund's average daily net assets.

Income-Equity Fund	0.75%
Drill Bit to Burner Tip® Fund	1.00%

April 30, 2017 | Semi-Annual Report 31

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of each Fund (the "Expense Limitation Agreement"). The expense limitations exclude interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Funds' business. Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses in the case of the Income-Equity Fund to 1.00% for Class I and 1.25% for the Adviser Share Class, and in the case of the Drill Bit to Burner Tip® Fund to 1.30% for Class I and 1.55% for the Adviser Share Class. The Expense Limitation Agreement will continue in effect until February 28, 2018, and may be terminated or modified prior to February 28, 2018 only with the approval of the Board.

The Adviser shall be entitled to reimbursement by the Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of the previous 36 months less any reimbursement previously paid by such Fund to the Adviser, provided that the respective Fund is able to make the repayment without exceeding the Fund's expense limitation. The Adviser's waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Period Incurred	Management Fees Waived and Expenses Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date(a)
Income-Equity Fund
Period from December 31, 2015 to October 31, 2016	$429,194	$–	$429,194	October 31, 2019
Period from November 1, 2016 to April 30, 2017	$177,129	$–	$177,129	April 30, 2020
Drill Bit to Burner Tip® Fund
Period from December 31, 2015 to October 31, 2016	$262,908	$–	$262,908	October 31, 2019
Period from November 1, 2016 to April 30, 2017	$101,359	$–	$101,359	April 30, 2020

(a) Represents the latest date upon which eligibility for recoupment of management fee waivers/expense reimbursements will expire.

Foreside Fund Services, LLC is the Trust's distributor and principal underwriter ("the Distributor"). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Adviser Share Class of each Fund. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of the Adviser Share Class shares are paid to the Distributor or others for distribution and shareholder services. For the six months ended April 30, 2017 the Income-Equity Fund paid $491 and the Drill Bit to Burner Tip® Fund paid $394 in distribution fees.

U.S. Bancorp Fund Services, LLC serves as the Funds' administrator and fund accountant, and transfer agent.

32 Semi-Annual Report | April 30, 2017

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

U.S. Bank, N.A. serves as the Fund's custodian.

Two of the Fund's Trustees are employees of the Adviser.

4. Income Taxes

It is each Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders for the Income-Equity Fund during the year ended October 31, 2016, was as follows:

Ordinary Income*	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$838,188	$–	$–	$838,188

* Amount includes net investment income and short term capital gains of $186,245.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital. Accordingly, on October 31, 2016, for the Income-Equity Fund, undistributed net investment income was increased by $186,367 and accumulated net realized gain (loss) was decreased by $186,367. In the Drill Bit to Burner Tip® Fund, net investment income was increased by $1 and accumulated net realized gain (loss) was decreased by $1. These reclassifications have no effect on the net assets of the Funds.

The following information is provided on a tax basis as of October 31, 2016:

	Income-Equity Fund	Drill Bit to Burner Tip® Fund
Cost of investments	$63,296,927	$5,094,472
Gross unrealized appreciation	4,201,983	340,524
Gross unrealized depreciation	(1,506,010)	(161,009)
Net unrealized appreciation (depreciation)	$2,695,973	$179,515
Undistributed ordinary income	744,367	303,415
Undistributed long term gains	87,304	–
Distributable earnings	831,671	303,415
Other accumulated gain/(loss)	(209)	(8)
Total accumulated gain/(loss)	$3,527,435	$482,922

April 30, 2017 | Semi-Annual Report 33

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of each Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is each Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

5. Investment Transactions

The cost of security purchases and the proceeds from security sales (excluding short-term securities) for the period from November 1, 2016 through April 30, 2017, were as follows:

	Purchases	Sales
Income-Equity Fund	$28,877,731	$13,465,756
Drill Bit to Burner Tip® Fund	3,759,676	3,085,383

6. Capital Share Transactions

Income-Equity Fund
	For the Period from November 1, 2016 through April 30, 2017		For the Period from December 31, 2015(a) through October 31, 2016
	Shares	Amount	Shares	Amount
Class I:
Shares Sold	1,885,168	$20,364,847	7,424,510	$73,446,980
Shares issued in reinvestment of dividends	186,987	2,016,872	78,835	836,952
Shares Redeemed	(479,519)	(5,137,266)	(1,140,533)	(11,965,776)
Net increase	1,592,636	17,244,453	6,362,812	62,318,106
Beginning of period	6,366,812	62,358,106	4,000	40,000
End of period	7,959,448	$79,602,559	6,366,812	$62,358,106
Adviser Share Class:
Shares Sold	45,754	$499,443	20,713	$220,539
Shares issued in investment of dividends	995	10,694	115	1,236
Shares redeemed	(29,045)	(320,017)	(172)	(1,806)
Net increase	17,704	190,120	20,656	219,969
Beginning of period	21,656	229,969	1,000	10,000
End of period	39,360	$420,089	21,656	$229,969

34 Semi-Annual Report | April 30, 2017

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
April 30, 2017
(unaudited)

Drill Bit to Burner Tip® Fund
	For the Period from November 1, 2016 through April 30, 2017		For the Period from December 31, 2015(a) through October 31, 2016
	Shares	Amount	Shares	Amount
Class I:
Shares Sold	25,255	$303,263	444,574	$4,666,664
Shares issued in reinvestment of dividends	25,213	294,743	–	–
Shares Redeemed	(3,785)	(44,710)	(93)	(1,034)
Net increase	46,683	553,296	444,481	4,665,630
Beginning of period	448,481	4,705,630	4,000	40,000
End of period	495,164	$5,258,926	448,481	$4,705,630
Adviser Share Class:
Shares Sold	35,537	$418,364	18,059	$204,187
Shares issued in investment of dividends	895	10,441	–	–
Shares redeemed	(2,546)	(29,388)	(9,192)	(101,844)
Net increase	33,886	399,417	8,867	102,343
Beginning of period	9,867	112,343	1,000	10,000
End of period	43,753	$511,760	9,867	$112,343

(a) Commencement of operations.

April 30, 2017 | Semi-Annual Report 35

Miller/Howard Funds Trust

Additional Information
April 30, 2017
(unaudited)

Trustees and Officer Compensation

The Funds do not compensate any of its Trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the period from November 1, 2016 through April 30, 2017, the aggregate compensation paid by the Funds to the independent Trustees was $25,500. The Funds did not pay any special compensation to any of their Trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds' actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Trust has delegated the voting of proxies for Funds' securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Funds and their shareholders.

A description of the policies and procedures the Funds used to determine how to vote proxies relating to portfolio securities owned by the Funds and information regarding how the Funds voted the proxies related to the portfolio of securities during the period ended June 30, 2016 are available without charge by visiting the Funds' web site at www.mhifunds.com. You can access this information on the SEC's web site at www.sec.gov.

Form N-Q

The Trust will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Trust's Form N-Q will be available without charge upon request by calling the Trust at 1-844-MHFUNDS or by visiting the SEC's web site at www.sec.gov. In addition, you may review and obtain a copy of the Trusts' Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The Statement of Additional Information ("SAI") includes additional information about the Funds and is available upon request without charge by calling the Funds at 1-844-MHFUNDS or by visiting the SEC's web site at www.sec.gov.

36 Semi-Annual Report | April 30, 2017

Miller/Howard Funds Trust

Privacy Policy
(unaudited)

Privacy Policy

In order to conduct its business, Income-Equity Fund and Drill Bit to Burner Tip® Fund, through their transfer agent, US Bancorp Fund Services, LLC, collect and maintain certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Funds' securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Funds do not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about the Funds' shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Funds restrict access to nonpublic personal information about the Funds' shareholders to those employees who need to know that information to provide services to the Funds' shareholders. The Funds also maintain physical electronic and procedural safeguards to protect your nonpublic personal information.

April 30, 2017 | Semi-Annual Report 37

Miller/Howard Funds Trust Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Annemarie Gilly,
Trustee, President, Secretary

Gerald Wheeler,
Chief Compliance Officer, Chief Legal Officer

Paul Brook,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Adviser

MHI Funds, LLC
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard Funds Trust

By (Signature and Title)	/s/ Annemarie Gilly
Annemarie Gilly, President

Date	July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Annemarie Gilly
Annemarie Gilly, President

Date	July 7, 2017

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	July 7, 2017